THE TRACKER CORPORATION OF AMERICA
                 1994 AMENDED AND RESTATED STOCK INCENTIVE PLAN


          This 1994 Amended and Restated Stock Incentive Plan is adopted by the Board of Directors of the Company as of December 22, 1998, subject to stockholder approval.

                                    ARTICLE I
                                    ---------
                               CERTAIN DEFINITIONS
                               -------------------

     The terms set forth below have the following meanings (such meanings to be applicable to both the singular and plural forms, except where otherwise expressly indicated):

     1.1     "Alternate  Rights"  -  see  Section  3.7.
              -----------------

     1.2     "Award"  means an Option, which may be designated as a Nonqualified
              -----
Stock  Option  or  an  Incentive  Stock  Option  granted  under  this  Plan.

     1.3     "Award  Agreement"  means  either  the Incentive Stock Option Award
              ----------------
Agreement substantially in the form of Exhibit A attached hereto and made a part
                                       ---------
herewith, setting forth the terms of an Award, or the Non-Qualified Stock Option Award Agreement substantially in the form of Exhibit B attached hereto and made
                                              ---------
a  part  herewith  setting  forth  the  terms  of  an Award, as the case may be.

     1.4     "Award  Date"  means  the  date  upon  which the Committee took the
              -----------
action  granting  an Award or such later date as is prescribed by the Committee.

     1.5     "Award  Period"  means  the  period  beginning on an Award Date and
              -------------
ending  on  the  expiration  date  of  such  Award.

     1.6     "Beneficiary"  means  the person, persons, trust or trusts entitled
              -----------
by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

     1.7     "Board"  means  the  Board  of  Directors  of  the  Corporation.
              -----

     1.8     "Change  in Control" means an occasion in which the individuals who
              ------------------
were directors of the Corporation immediately prior to a "Control Transaction" cease, within one year of such Control Transaction, to constitute a majority of the Board of Directors of any successor to the Corporation, or to the purchaser of all or substantially all of its assets.

     1.9      "Control  Transaction"  means  either: (i) any tender offer for or
               --------------------
acquisition of capital stock of the Corporation; or (ii) any merger, consolidation or sale of all or substantially all of the assets of the Corporation which has been approved by the stockholders.

     1.10     "Code"  means  the  Internal Revenue Code of 1986, as amended from
               ----
time  to  time.

     1.11     "Common  Stock"  means  the  Common Stock, $.001 par value, of the
               -------------
Corporation.

     1.12     "Commission"  means  the  Securities  and  Exchange  Commission.
               ----------

     1.13     "Committee"  means  the committee appointed by the Board to manage
               ---------
the  Plan.

     1.14     "Corporation" means The Tracker Corporation of America, a Delaware
               -----------
corporation,  and  its successors.  Sometimes also referred to as the "Company."

     1.15     "Eligible  Employee"  means  an  officer  or  key  employee of the
               ------------------
Company.

     1.16     "Event"  means the approval by the stockholders of the Corporation
               -----
of: (i) the dissolution or liquidation of the Corporation; (ii) an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation; (iii) the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; (iv) the sale by a controlling shareholder or group thereof to a third party of voting securities of the Corporation that results in the transfer of a controlling interest in the Corporation, effectuates a Change of Control or constitutes a Control Transaction; or (v) a tender offer pursuant to which the offeror acquires a controlling interest in the Corporation.

     1.17     "Fair  Market  Value" means the arithmetic mean of the Closing Bid
               -------------------
Prices of the stock for each trading day in a five (5) trading day period immediately preceding the Award Date. "Closing Bid Price" means, the last closing bid price of the stock on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Committee (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

     1.18     "Group"  means persons who act in concert as described in Sections
               -----
13(d)(3)  and/or  14(d)(2)  of  the Securities Exchange Act of 1934, as amended.

     1.19     "Incentive Stock Option" means an option which is designated as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     1.20     "Just Cause" means conviction of or failure to contest prosecution
               ----------
for a felony or excessive absenteeism (unrelated to illness or to an approve leave of absence).

     1.21     "Limited  Rights"  --  see  Section  3.8.
               ---------------

     1.22     "Nonqualified Stock Option" means an option which is designated as
               -------------------------
a  Nonqualified  Stock  Option.

     1.23     "Option" means an option to purchase Common Stock under this Plan.
               ------
An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

     1.24     "Participant"  shall mean an Eligible Employee who has received an
               -----------
Award.

     1.25     "Personal  Representative"  means  the person or persons who, upon
               ------------------------
the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal pro-ceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

     1.26     "Plan"  shall  mean  the  The  Tracker Corporation of America 1994
               ----
Amended and Restated Stock Incentive Plan, as amended from time to time in accordance herewith.

     1.27     "Reload  Options"  --  see  Section  3.6.
               ---------------

     1.28     "Securities Act" means the Securities Act of 1933, as amended from
               --------------
time  to  time.

     1.29     "Subsidiary"  means  any corporation or other entity a majority or
               ----------
more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                                   ARTICLE II
                                   ----------
                                    THE PLAN
                                    --------

     2.1     Purpose.  The purpose of this Plan is to promote the success of the
             -------
Corporation by providing an additional means to attract and retain key personnel through added long-term incentives for high levels of performance and for significant efforts to improve the financial performance of the Corporation by granting Awards.

     2.2     Administration.
             --------------

     (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Corporation.

     (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

     (c) Any action taken by, or inaction of, the Corpora-tion, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsid-iary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

     2.3     Participation.  Awards  may  be granted only to Eligible Employees.
             -------------
An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Corporation shall not be eligible to receive Awards. In making selections of Eligible Employees, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Corporation and past and potential contributions to the Corporation's profitability and sound growth.

     2.4     Stock Subject to the Plan.  The stock to be offered under this Plan
             -------------------------
shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 10,000,000 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Corporation of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     2.5     Grant  of  Options.  Subject to the express provisions of the Plan,
             ------------------
the Committee shall determine from the class of Eligible Employees those individuals to whom Options under the Plan shall be granted, the terms of Options (which need not be identical) and the number of shares of Common Stock subject to each Option. Each Option shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Option is made on the Award Date.

     2.6     Exercise  of  Options.  An  Option  shall be deemed to be exercised
             ---------------------
when the Secretary or Assistant Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a). Participants may elect, upon reasonable notice to the Corporation, to pay for such Options in the form of promissory notes as described in Section 3.2. Notwithstanding any other provision of this Plan, the Committee may impose, by rule or in Award Agreements, such conditions upon the exercise of Options (including, without limitation, vesting of exercise rights and conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements or as may be deemed necessary or advisable by the Committee.


                                   ARTICLE III
                                   -----------
                                     OPTIONS
                                     -------

     3.1     Grants.  One  or  more  Options  may  be  granted  to  any Eligible
             ------
Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option. In addition, Participants may be eligible to exercise Reload options, as described in Section
3.6  or  in  Alternate  Rights  as  described  in  Section  3.7  herein.

     3.2     Option  Price.  The  purchase  price  per share of the Common Stock
             -------------
covered by each Option shall be determined by the Committee, but in no event shall be less than 85% of the Fair Market Value of the Common Stock on the date of grant and in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares pur-chased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery, or (iv) by application of the then-market value of vested Options (net of the Option Price). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     3.3     Option  Period.  Each  Option  and  all  rights  or  obligations
             --------------
thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date in the case of an Incentive Stock Option (five years in the case of a person described in Section 3.5(c)), and shall be subject to earlier termination as hereinafter provided or as provided in any Award Agreement.

     3.4     Exercise  of Options.  Except as otherwise provided in Section 4.4,
             --------------------
an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement which date(s) shall not be earlier than six months after the Award Date and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 1,000 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     3.5     Limitations  on  Grant  of  Incentive  Stock  Options.
             -----------------------------------------------------

     (a) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     (b) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.


     3.6     Reload  Options.
             ---------------

     (a) Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

     (b) Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other related Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

     (c) The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

     (d) Each Reload Option is fully exercisable six months from the effective date of the grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option and/or Incentive Stock Option.

     (e) No additional Reload Options shall be granted to optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

     (f) Sections 2.5, Manner of Payment; 2.6, Restrictions on Certain Shares; 2.7, Death of Optionee; 2.8, Retirement or Disability; 2.9, Termination for Other Reasons; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Section 3.6 as though fully set forth herein.

     3.7  Alternate  Appreciation  Rights.
          -------------------------------

     (a) Concurrently with the award of any Stock Option, Incentive Stock Option or Reload Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related alternate appreciation right ("Alternate Right"), permitting the optionee to be paid in appreciation on the option in lieu of exercising the option. Such Alternate Right shall be evidenced in such form as the Committee may from time to time determine.

     (b) An optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Corporation payment in Common Stock the number of shares determined pursuant to Sections 3.7(c) and 3.7(d). Alternate Rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

     (c) The amount of payment to which an optionee shall be entitled upon exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the option related to said Alternate Rights was granted or became effective, as the case may be.

     (d) The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 3.7(c) by the fair market value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Corporation shall deliver to the optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in Section 2.6.

     (e) The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

     (f) Upon termination of optionee's employment (including employment as a director of the Corporation after an optionee terminates employment as an officer or key employee of the Corporation) by reason of permanent disability or retirement (as each is determined by the Committee), the optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such six month period.

     (g) Except as provided in 3.7(f) herein, or except as otherwise determined by the Committee, all Alternate Rights shall terminate upon the termination of optionee's employment or upon the death of the optionee.


     3.8     Limited  Rights.
             ---------------

     (a) Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, Reload Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related limited right permitting the optionee, during a specified limited time period, to be paid the appreciation on the option in lieu of exercising the option ("Limited Right").

     (b) Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

     (c) Limited Rights are exercisable in full for a period of seven months following a "Change in Control" of the Corporation (the "Exercise Period");
provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

     (d) The amount of payment to which an optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the price per share of Common Stock covered by the related option on the date the option was granted and the Market Value of such Common Stock. Market Price is defined to be the greater of (i) the highest price per share of the Corporation's Common Stock paid in connection with any Change in Control and (ii) the Fair Market Value during the 60-day period prior to the Change in Control.

     (e) Payment of the amount to which an optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 3.8(d), shall be made solely in cash.

     (f) If Limited Rights are exercised, the Stock Options, Incentive Stock Options, Reload Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the options, and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related options and Alternate
Rights  were  exercised  or  terminated.

     (g) Upon termination of the optionee's employment (including employment as a director of the Corporation after an optionee terminated employment as an officer or key employee of the Corporation) by reason of permanent disability or retirement (as each is determined by the Committee), the optionee may, within six months from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

     (h) Except to the extent provided in Sections 3.8(g) and 3.8(i), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate upon the termination of optionee's employment or upon the death of the optionee.

     (i) The requirement that an optionee be terminated by reason of retirement or permanent disability or be employed by the Corporation at the time of exercise pursuant to Sections 3.8(g) and 3.8(h) respectively, is waived during the Exercise Period as to any optionee who was employed by the Corporation at the time of the Change in Control and is subsequently terminated by the Corporation other than for Just Cause or who voluntarily terminates if such termination was the result of a good faith determination by the optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control.

                                   ARTICLE IV
                                   ----------
                                OTHER PROVISIONS
                                ----------------

     4.1     Rights  of  Eligible  Employees,  Participants  and  Beneficiaries.
             ------------------------------------------------------------------

     (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

     (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Options) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     (c) Other than by will or the laws of descent and dis-tribution, no Incentive Stock Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabili-ties, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

     (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Option granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

     4.2     Adjustments  Upon  Changes  in  Capitalization.
             ----------------------------------------------

     (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, rights offering, stock split, stock dividend, stock consolidation or any other change in the corporate structure or shares of capital stock of the Corporation, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

     (b) Upon the dissolution or liquidation of the Corpora-tion, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate, and any outstanding Options shall, subject to the provisions of Section 4.4, terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options or Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

     (c) In adjusting Options to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advise of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     4.3     Termination  of  Employment.
             ---------------------------

     (a) If the Participant's employment by the Corporation terminates as a result of disability, the Participant or Participant's Personal Representative may exercise any Option to the extent it shall have become exercisable.

     (b) If the Participant's employment by the Corporation terminates as a result of death while the Participant is employed by the Corporation (or in the case of Incentive Stock Options was last employed by the Corporation within three months before his death), the Participant's Option shall be exercisable by the Participant's Beneficiary as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

     (c) In the event of termination of employment with the Corporation for any reason, other than discharge for Just Cause, the Committee may, in its discretion, increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

     (d) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 4.3 to be a termination of employment of each employee of that entity.

     (e) Any requirement that an optionee be terminated by reason of retirement or permanent disability or be employed by the Corporation at the time of exercise of an Option shall be waived during the Exercise Period as to any optionee who (i) was employed by the Corporation at the time of the Change in Control and (ii) is subsequently terminated by the Corporation other than for Just Cause or who voluntarily terminates if such termination was the result of a good faith determination by the optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control.

     4.4     Acceleration  of  Options.  Unless  prior  to  an  Event  the Board
             -------------------------
determines that, upon its occurrence, there shall be no acceleration of Options or determines those Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable; provided, however, that Options shall not in any event be so accelerated to a date less than six months after the Award Date. Acceleration of Options shall comply with applicable regulatory requirements, including without limitation,
Section 422 of the Code. For purposes of this Section 4.4 only, the Board shall mean the Board as constituted immediately prior to the Event.

     4.5     Government  Regulations.  This  Plan, the granting of Options under
             -----------------------
this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan, and no shares shall be issued by the Corporation, pursuant to any such Option, unless and until, in each such case, all legal requirements applicable to the issuance have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     4.6     Tax  Withholding.  Upon  the  disposition by a Participant or other
             ----------------
person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Corporation shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Corporation, the amount of any taxes which the Corporation may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Corporation reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

     4.7     Amendment,  Termination,  and  Suspension.
             -----------------------------------------

     (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except
Section 4.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Option as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by the Plan. No Options may be granted during any suspension of this Plan or after its termination.

     (b) If an amendment would (i) increase the aggregate number of shares which may be issued under this Plan, or (ii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board or the Committee and by a majority of the stockholders.

     (c) In the case of Options issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board and consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Option previously granted under the Plan.

     4.8     Privileges  of  Stock  Ownership;  Nondistributive  Intent.  A
             ----------------------------------------------------------
Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any the applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     4.9     Effective  Date of the Plan.  This Plan shall be effective upon its
             ---------------------------
approval by the Board, subject to approval by the stockholders of the Corporation within 12 months from the date of such Board approval.

     4.10     Term of the Plan.  Unless previously terminated by the Board, this
              ----------------
Plan shall terminate at the close of business on June 29, 2004, and no Options shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

     4.11     Governing Law.  This Plan and the documents evidencing Options and
              -------------
all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.